Schedule of Investments - March 31, 2024
Hotchkis & Wiley Value Opportunities Fund (Unaudited)

		Shares
COMMON STOCKS - 97.29%		Held		Value
COMMUNICATION SERVICES - 8.76%
Entertainment - 0.52%
Warner Bros. Discovery, Inc. (a)		398,380		$3,477,857

Interactive Media & Services - 2.19%
Alphabet, Inc. (a)		97,800		14,760,954

Media - 6.05%
Comcast Corp.		283,900		12,307,065
National CineMedia, Inc. (a)		839,300		4,322,395
Stagwell, Inc. (a)		3,112,900		19,362,238
WPP PLC - ADR (l)		100,900		4,782,660
				40,774,358
TOTAL COMMUNICATION SERVICES				59,013,169

CONSUMER DISCRETIONARY - 5.73%
Automobiles - 3.08%
General Motors Company		457,700		20,756,695

Broadline Retail - 0.26%
Articore Group Ltd. (a) (v)		4,782,949		1,722,908

Hotels, Restaurants & Leisure - 2.39%
Carnival Corp. (a)		245,340		4,008,856
Entain PLC (v)		253,900		2,547,882
Lottomatica Group SpA (a)		259,500		3,110,383
Marriott Vacations Worldwide Corp.		59,900		6,453,027
				16,120,148
TOTAL CONSUMER DISCRETIONARY				38,599,751

CONSUMER STAPLES - 2.57%
Tobacco - 2.57%
Philip Morris International, Inc.		188,700		17,288,694
TOTAL CONSUMER STAPLES				17,288,694

ENERGY - 11.87%
Energy Equipment & Services - 3.42%
Baker Hughes Company		255,200		8,549,200
McDermott International Ltd. (a)		832,402		166,480
NOV, Inc.		733,300		14,314,016
				23,029,696
Oil, Gas & Consumable Fuels - 8.45%
APA Corp.		521,500		17,929,170
Berry Corp.		822,100		6,617,905
Kosmos Energy Ltd. (a)		2,071,800		12,347,928
Shell PLC - ADR		298,600		20,018,144
				56,913,147
TOTAL ENERGY				79,942,843

FINANCIALS - 19.30%
Banks - 8.34%
Citigroup, Inc.		146,900		9,289,956
Citizens Financial Group, Inc.		153,800		5,581,402
ING Groep NV - ADR		361,800		5,966,082
Popular, Inc.		186,500		16,428,785
Wells Fargo & Company		325,660		18,875,254
				56,141,479
Capital Markets - 4.89%
The Bank of New York Mellon Corp.		101,600		5,854,192
Evercore, Inc.		18,400		3,543,656
The Goldman Sachs Group, Inc.		38,800		16,206,372
Morgan Stanley		50,700		4,773,912
State Street Corp.		32,600		2,520,632
				32,898,764
Consumer Finance - 2.56%
Capital One Financial Corp.		28,200		4,198,698
Discover Financial Services		27,400		3,591,866
SLM Corp.		432,900		9,432,891
				17,223,455
Financial Services - 2.07%
Fidelity National Information Services, Inc.		188,100		13,953,258

Insurance - 1.44%
Enstar Group Ltd. (a)		21,200		6,588,112
Global Indemnity Group LLC		102,500		3,129,325
				9,717,437
TOTAL FINANCIALS				129,934,393

HEALTH CARE - 8.97%
Health Care Equipment & Supplies - 3.94%
GE HealthCare Technologies, Inc.		80,700		7,336,437
Medtronic PLC		220,800		19,242,720
				26,579,157
Health Care Providers & Services - 5.03%
CVS Health Corp.		80,200		6,396,752
Elevance Health, Inc.		45,200		23,438,008
Humana, Inc.		11,600		4,021,952
				33,856,712
TOTAL HEALTH CARE				60,435,869

INDUSTRIALS - 16.81%
Aerospace & Defense - 2.13%
Babcock International Group PLC (v)		2,186,900		14,351,786

Air Freight & Logistics - 0.81%
International Distributions Services PLC (a) (v)		1,899,300		5,489,759

Construction & Engineering - 1.78%
Fluor Corp. (a)		283,300		11,977,924

Ground Transportation - 1.64%
U-Haul Holding Company		165,600		11,042,208

Industrial Conglomerates - 5.49%
Siemens AG (v)		108,900		20,793,309
Siemens AG - ADR		169,300		16,156,299
				36,949,608
Passenger Airlines - 1.55%
Qantas Airways Ltd. (a) (v)		2,934,820		10,418,994

Professional Services - 3.41%
Korn Ferry		158,400		10,416,384
Randstad NV (v)		237,800		12,557,219
				22,973,603
TOTAL INDUSTRIALS				113,203,882

INFORMATION TECHNOLOGY - 17.87%
Communications Equipment - 10.36%
F5, Inc. (a)		173,190		32,835,092
Telefonaktiebolaget LM Ericsson - ADR (l)		6,698,500		36,908,735
				69,743,827
Electronic Equipment, Instruments & Components - 4.44%
Arrow Electronics, Inc. (a)		230,700		29,866,422

Semiconductors & Semiconductor Equipment - 0.72%
Micron Technology, Inc.		41,300		4,868,857

Software - 2.35%
Microsoft Corp.		29,610		12,457,519
Workday, Inc. (a)		12,400		3,382,100
				15,839,619
TOTAL INFORMATION TECHNOLOGY				120,318,725

MATERIALS - 5.41%
Chemicals - 5.40%
Ecovyst, Inc. (a)		819,900		9,141,885
Iracore Investments Holdings, Inc. - Class A (Acquired 04/13/2017, Cost $6,892,250) (a) (f) (i) (m) (o) (u)		32,422		11,179,754
Olin Corp.		246,800		14,511,840
UTEX Industries, Inc. (Acquired 05/11/2021, Cost $757,278) (a) (i) (m)		24,058		1,551,741
				36,385,220
Metals & Mining - 0.01%
Metals Recovery Holdings LLC (Acquired 07/24/2014 - 12/10/2019, Cost $6,965,758) (a) (f) (i) (m) (u)		7,042		36,620
TOTAL MATERIALS				36,421,840

Total common stocks (Cost $563,334,361)				655,159,166

PREFERRED STOCKS - 0.66%
FINANCIALS - 0.66%
Financial Services - 0.66%
Federal Home Loan Mortgage Corp. - Series K (a)		33,300		191,974
Federal Home Loan Mortgage Corp. - Series N (a) (i)		116,400		632,634
Federal Home Loan Mortgage Corp. - Series S (a)		18,400		105,156
Federal Home Loan Mortgage Corp. - Series Z (a) (l)		920,700		3,480,246
TOTAL FINANCIALS				4,410,010

Total preferred stocks (Cost $2,429,497)				4,410,010

TERM LOANS - 0.52%
ENERGY - 0.13%		Principal
Energy Equipment & Services - 0.13%		Amount
Lealand Finance Company BV
8.442% (1 Month SOFR USD + 3.000%), 06/28/2024 (Acquired 06/30/2020, Cost $442,883) (b) (i) (m)		$442,883		243,585
6.444% Cash and 3.000% PIK (1 Month SOFR USD + 4.000%), 06/30/2025 (Acquired 06/30/2020 - 03/26/2024, Cost $1,491,050) (b) (i) (m) (p)		1,447,684		599,580
TOTAL ENERGY				843,165

MATERIALS - 0.39%
Chemicals - 0.39%
Iracore International Holdings, Inc.
14.459%, 04/12/2026 (Acquired 04/13/2017, Cost $2,649,013) (b) (f) (i) (m) (u)		2,649,013		2,649,013
TOTAL MATERIALS				2,649,013

Total term loans (Cost $4,582,946)				3,492,178
		Contracts
		(100 shares	Notional
PURCHASED PUT OPTIONS - 0.89%		per contract)	Amount
CONSUMER DISCRETIONARY - 0.48%
Automobiles - 0.48%
Tesla, Inc. (a)
Expiration: June 2024, Exercise Price: $333.33		140	$2,461,060	2,186,940
Expiration: June 2026, Exercise Price: $200.00		187	3,287,273	1,080,860
TOTAL CONSUMER DISCRETIONARY				3,267,800

FINANCIALS - 0.25%
Investment Companies - 0.25%
iShares China Large-Cap ETF (a)
Expiration: January 2025, Exercise Price: $29.85		1,780	4,284,460	1,063,550
iShares U.S. Real Estate ETF (a)
Expiration: January 2026, Exercise Price: $70.00		2,000	17,980,000	604,000
TOTAL FINANCIALS				1,667,550

INFORMATION TECHNOLOGY - 0.16%
Software - 0.16%
Alteryx, Inc. (a)
Expiration: April 2024, Exercise Price: $40.00		1,600	0	0
Expiration: April 2024, Exercise Price: $30.00		550	0	0
Asana, Inc. (a)
Expiration: January 2025, Exercise Price: $30.00		700	1,084,300	1,067,500
TOTAL INFORMATION TECHNOLOGY				1,067,500

Total purchased put options (Cost $7,823,134)				6,002,850
Total long-term investments (Cost $578,169,938)				669,064,204
		Shares
COLLATERAL FOR SECURITIES ON LOAN - 4.41%		Held
Money Market Funds - 4.41%
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class, 5.24%^		29,679,893		29,679,893
Total collateral for securities on loan (Cost $29,679,893)				29,679,893

		Principal
SHORT-TERM INVESTMENTS - 0.19%		Amount
Time Deposits - 0.19%
Citigroup, Inc., 2.85%, 04/02/2024*	EUR	15		16
JPMorgan Chase & Company, 4.68%, 04/01/2024*		$1,326,447		1,326,447
Royal Bank of Canada, 4.15%, 04/02/2024*	GBP	1		1
Total short-term investments (Cost $1,326,463)				1,326,464

Total investments - 103.96% (Cost $609,176,294)				700,070,561

Liabilities in excess of other assets - (3.96)%				(26,690,257)

Net assets - 100.00%				$673,380,304

(a)	- Non-income producing security.
(b)	- The coupon rate shown on variable rate securities represents the rate at March 31, 2024.
(f)
 - Security was fair valued by the Advisor pursuant to the Board’s designation of the Advisor as valuation designee with respect to the Fund’s portfolio investments. The total market value of these securities was $13,865,387, which represented 2.06% of net assets. See Security Valuation below.

(i)	- Illiquid security. The total market value of these securities was $16,892,927, which represented 2.51% of net assets.
(l)
 - All or a portion of this security is on loan.  The total market value of securities on loan was $29,039,137.  The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(m)
 - Restricted security.  Purchased in a private placement transaction; resale to the public may require registration.  The total market value of these securities was $16,260,293, which represented 2.41% of net assets.

(o)
 - Affiliated issuer.  An issuer in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of the Fund's investments in securities of affiliated issuers held during the nine months ended March 31, 2024, is set forth below:

					Net Change in
					Unrealized
	Value at			Net Realized	Appreciation/	Value at		Shares Held at
Issuer Name	June 30, 2023	Purchases	Sales	Gains (Losses)	Depreciation	March 31, 2024	Dividends	March 31, 2024
Iracore Investments Holdings, Inc.	$10,178,239	$-	$-	$-	$1,001,515	$11,179,754	$-	32,422
	$10,178,239	$-	$-	$-	$1,001,515	$11,179,754	$-

(p)	- Payment in-kind (PIK) security.
(u)	- Value determined using significant unobservable inputs. See Security Valuation below.
(v)
 - Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model.  The total market value of these securities was $67,881,857, which represented 10.08% of net assets.  See Security Valuation below.

ADR	- American Depositary Receipt
EUR	- Euro
GBP	- British Pound
SOFR	- Secured Overnight Financing Rate
USD	- United States Dollar
^	- Rate shown is the 7-day yield as of March 31, 2024.
*	- Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company.  The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.  The GICS structure consists of 11 sectors, 25 industry groups, 74 industries and 163 sub-industries.  Each stock that is classified will have a coding at all four of these levels.

Security Valuation. Equity securities traded on a national stock exchange or Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”) are valued at the last reported sale price or Nasdaq Official Closing Price, as applicable, on that day, or, in the absence of recorded sales, at the average of the last bid and asked quotation on such exchange or Nasdaq. Over-the-counter securities not traded on Nasdaq are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Foreign equity securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s net asset value. Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates as provided by an independent and qualified pricing source approved by the valuation designee (“Pricing Service”).

The Trust’s Board of Trustees (the “Board”) has designated Hotchkis & Wiley Capital Management, LLC (the “Advisor”) as the Fund’s “valuation designee” to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Advisor, as the Fund’s valuation designee, has established procedures for its fair valuation of the Fund’s portfolio investments, which address, among other things, determining when market quotations are not readily available or reliable and certain methodologies for the fair valuation of such portfolio investments, as well as the use and oversight of Pricing Services.

Fixed-income securities are generally valued at their evaluated mean prices provided by Pricing Services. Pricing Services generally provide an evaluated price that takes into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, and may provide a price determined by a matrix pricing method or other analytical pricing models. If valuations from the Pricing Services are unavailable or deemed unreliable, the fixed-income security shall be priced according to the average of the bid and ask prices of broker quotes (or a single broker quote) for such security or the last sale price reported on FINRA’s Trade Reporting and Compliance Engine (“TRACE”) (excluding cross and retail trades).

For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), the Fund generally utilizes a Pricing Service’s fair value price which is designed to capture events occurring after a foreign exchange closes that may affect the value of certain portfolio holdings traded on those foreign exchanges. When this fair value pricing is employed, the value of the portfolio holdings used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
• Level 2—Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
• Level 3—Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the valuation levels of the Fund’s assets as of March 31, 2024:

Level 1 --- Quoted prices in an active market:
Common Stocks	$574,342,714
Preferred Stocks	3,480,246
Purchased Put Options	3,267,800
Money Market Funds	29,679,893
Level 2 --- Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	4,270,790
Energy	166,480
Industrials	63,611,067
Materials	1,551,741
Preferred Stocks:
Financials	929,764
Term Loans	843,165
Purchased Put Options	2,735,050
Time Deposits	1,326,464
Level 3 --- Significant unobservable inputs:
Common Stocks:
Materials	11,216,374
Term Loans	2,649,013

Total Investments	$700,070,561

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The following table provides information about the Level 3 values, as well as their inputs, as of March 31, 2024:

	Fair Value at March 31, 2024	Valuation Techniques	Unobservable Inputs	Input Values (Weighted Average)*	Impact to Valuation from an Increase to Input

Common Stocks	$36,620	Estimated recovery value	Probability of asset recovery	$5.20	Increase
	11,179,754	Market comparable companies	EBIT multiple	12.6x	Increase
Total Common Stocks	11,216,374

Term Loans	2,649,013	Market comparable securities	N/A	$100.00	Increase
	$13,865,387

* Unobservable inputs were weighted by the fair value of the investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Term Loans	Total
Balance at June 30, 2023	$10,640,354	$2,649,013	$13,289,367
Purchases	-	-	-
Sales	(70,701)	-	(70,701)
Accrued discounts (premiums)	-	-	-
Realized gains (losses)	-	-	-
Change in unrealized appreciation/depreciation	646,721	-	646,721
Transfers into Level 3	-	-	-
Balance at March 31, 2024	$11,216,374	$2,649,013	$13,865,387

Change in unrealized appreciation/depreciation for Level 3 assets held at March 31, 2024	$646,721	$-	$646,721

Commitments. Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At March 31, 2024, the Fund did not have any outstanding bridge loan commitments. Unfunded loan commitments are contractual obligations for funding to a borrower. At March 31, 2024, the Fund did not have any outstanding unfunded loan commitments.